UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 5, 2007

Image Entertainment, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California		91311
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	818-407-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

On January 5, 2007, we gave Wells Fargo Foothill, Inc. formal 120-day written notice of termination of our Amended and Restated Loan and Security Agreement, as amended, which is guaranteed by our wholly-owned subsidiaries, Egami Media, Inc., Home Vision Entertainment, Inc. and Image Entertainment (UK), Inc., and secured by a first-priority security interest on our trade accounts receivable, inventory and other assets.

At January 5, 2007, we had no borrowings outstanding under our revolving credit or term loan facilities with Foothill. The termination will take effect no later than May 7, 2007. We are in discussions with other lenders to obtain a new revolving line of credit before our termination with Foothill takes effect. However, there can be no assurance that we will be successful in doing so on terms which are as or more favorable, or at all.

We were not in compliance with the covenant requiring us to cause Portside Growth and Opportunity Fund to enter into a Lien and Debt Subordination Agreement in a form acceptable to Foothill within 120 days of August 30, 2006, or the covenants establishing 12-month minimum requirements for contractually-defined EBITDA at month end for October, November and December 2006. Foothill has indicated it will waive the covenant defaults, and further amend the agreement as follows:

1. Our maximum borrowings under the agreement will be limited to the lesser of (a) $5,000,000, or (ii) a borrowing base equal to 70% of our eligible accounts receivable, less reserves and an amount equal to our collections of account for the preceding 45 days.

2. We will pay a reduced early termination penalty in the amount of $250,000, which will be further reduced to $125,000 in the event that we receive letters of intent or term sheets from a new lender, or an acquirer of the Company, by February 28, 2007, and commitment letters to refinance by March 31, 2007. The prepayment penalty will be waived entirely if the letters of intent or term sheets are received by February 15, 2007, and commitment letters are received by March 15, 2007.

3. Eliminating all financial covenants, including the minimum EBITDA requirements, on a going forward basis.

Unless otherwise required by law, we disclaim any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Image Entertainment, Inc.

January 11, 2007	By:	Dennis Hohn Cho

Name: Dennis Hohn Cho
Title: Corporate Secretary